UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2010

The Finish Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-20184	35-1537210
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana		46235
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	317-899-1022

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2010, Mr. Alan H. Cohen, the current Chairman of the Board of The Finish Line, Inc. (the "Company"), informed the Board of his decision to retire as Chairman of the Board and as a member of the Board effective as of the date of the Company’s upcoming annual meeting of shareholders on July 22, 2010. Mr. Cohen is a co-founder of the Company and has served as Chairman of the Board since 1982. Mr. Cohen also served as the Company's Chief Executive Officer from 1982 to 2008, and as President from 1982 to 2003.
Also on May 26, 2010, the Board appointed Mr. Glenn Lyon, the Company’s current Chief Executive Officer, to succeed Mr. Cohen as Chairman of the Board effective as of July 22, 2010.
Mr. Lyon joined the Company in 2001, and served as the Company’s President and Chief Merchandising Officer from 2003 through 2007, and has served as the Company’s Chief Executive Officer since December 2008. Mr. Lyon is currently a party to an employment agreement with the Company, a copy of which is attached as exhibit 10.1 to the current Report on Form 8-K filed on December 31, 2008, and incorporated by reference herein. Mr. Lyon did not enter into any plan, contract or arrangement to receive any additional compensation other than what he already is entitled to under his employment agreement and the Company's other executive compensation plans, for his service as Chairman of the Board.
Prior to joining the Company, Mr. Lyon served as President/CEO of Paul Harris Stores, Inc., a women’s apparel retailer, from March 2000 to February 2001. From October 1995 to February 2000, he held positions as President and General Merchandising Manager of Modern Woman Stores. Mr. Lyon also spent eight years with TJX Company as Senior Vice President and Executive Vice President of Merchandising and Marketing. Mr. Lyon started his career in February 1973 at Macy’s N.Y., where he spent ten years in various merchandising positions.

The Company issued a press release on May 27, 2010 announcing the retirement of Mr. Cohen and the appointment of Mr. Lyon to succeed Mr. Cohen as Chairman of the Board, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibit 99.1 - Press Release issued May 27, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

May 27, 2010	By:	Edward W. Wilhlem

Name: Edward W. Wilhlem
Title: Executive Vice President – Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued May 27, 2010